UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2007

Internet America, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-25147	86-0778979
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10930 West Sam Houston Pkwy., N., Suite 200, Houston
77064
(Address of principal executive offices)
(Zip Code)

(713) 968-2500
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On April 20, 2007, Internet America issued a press release announcing the proposed deal with Teleshare Communications, Inc. and two Victoria, Texas based companies. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.

The information furnished in this report, including the exhibits, shall not be deemed to be incorporated by reference into any of Internet America’s filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

Exhibits:
99.1	Press Release of Internet America dated April 20, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET AMERICA, INC.

By:	/s/ William E. Ladin, Jr.
William E. Ladin, Jr. President and Chief Executive Officer

Date: April 23, 2007